Dropdown Predecessor	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Dropdown Predecessor
2.	Dropdown Predecessor

The Partnership has accounted for the acquisition of interests in vessels from Teekay Corporation as a transfer of a business between entities under common control. The method of accounting for such transfers is similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination. The excess of the proceeds paid, if any, by the Partnership over Teekay Corporation’s historical cost is accounted for as an equity distribution to Teekay Corporation. In addition, transfers of net assets between entities under common control are accounted for as if the transfer occurred from the date that the Partnership and the acquired vessels were both under the common control of Teekay Corporation and had begun operations. As a result, the Partnership’s financial statements prior to the date the interests in these vessels were actually acquired by the Partnership are retroactively adjusted to include the results of these vessels (the Scott Spirit and the Voyageur Spirit, collectively referred to herein as the Dropdown Predecessor) during the periods they were under common control of Teekay Corporation.

On May 2, 2013, the Partnership acquired from Teekay Corporation its 100% interest in Voyageur LLC, which owns the Voyageur Spirit, a FPSO unit. The Partnership’s financial statements to account for the common control transfer of the Voyageur Spirit FPSO unit decreased the Partnership’s net income and comprehensive income by $2.2 million for the year ended December 31, 2013.

On October 1, 2011, the Partnership acquired from Teekay Corporation a shuttle tanker unit, the Scott Spirit. The Partnership’s financial statements to account for the common control transfer of the Scott Spirit shuttle tanker increased the Partnership’s net loss and comprehensive loss by $15.1 million for the year ended December 31, 2011.

Teekay Corporation uses a centralized treasury system. As a result, cash and cash equivalents attributable to the operations of the Dropdown Predecessor were in certain cases co-mingled with cash and cash equivalents from other operations of Teekay Corporation. This cash and cash equivalents are not reflected in the balance sheet of the Dropdown Predecessor. However, any cash transactions from these bank accounts that were made on behalf of companies in the Dropdown Predecessor, which were acquired by the Partnership, are reflected as increases or decreases of advances from affiliates. Any other cash transactions from these bank accounts that were directly related to the operations of the Dropdown Predecessor are reflected as increases or decreases in owner’s equity in the Partnership’s financial statements.

The consolidated financial statements reflect the consolidated financial position, results of operations and cash flows of the Partnership and its subsidiaries, including, as applicable, the Dropdown Predecessor. In the preparation of these consolidated financial statements interest expense and realized and unrealized gains (losses) on derivative instruments were not identifiable as relating solely to each specific vessel. Amounts have been allocated to the Dropdown Predecessor for interest expense and realized and unrealized gains (losses) on derivative instruments for the years ended December 31, 2013 and 2011, respectively (see notes 10e and g). Management believes these allocations reasonably present the interest expense and realized and unrealized gains (losses) on derivative instruments of the Dropdown Predecessor. Estimates have been made when allocating expenses from Teekay Corporation to the Dropdown Predecessor and such estimates may not be reflective of actual results.